Exhibit 10.1

EXECUTION VERSION

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement dated as of November 9, 2006 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Sabine Pass LNG, L.P. (the “Company”), the Pledgors from time to time party thereto, The Bank of New York Mellon (formerly The Bank of New York), as Trustee under the Indenture (as defined therein) and The Bank of New York Mellon (formerly The Bank of New York), as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as Parity Secured Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed Chief Financial Officer of the Company hereby certifies on behalf of the Company that:

(A) the Company intends to incur additional Secured Debt (“Additional Secured Debt”) which will be Parity Secured Debt permitted by each applicable Secured Debt Document to be secured by a Parity Lien Equally and Ratably with all previously existing and future Parity Secured Debt;

(B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.7 of the Collateral Trust Agreement is:

The Bank of New York Mellon

101 Barclay Street, 8W

New York, NY 10286

Fax: 212.815.5707

(C) Each of the Company and each other Pledgor has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents; and

(D) the Company has caused a copy of this Additional Secured Debt Designation to be delivered to each existing Secured Debt Representative.

IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of September 15, 2008.

SABINE PASS LNG, L.P.
By:	Sabine Pass LNG-GP, Inc., its general partner

By:	/s/ Don A. Turkleson
Name:	Don A. Turkleson
Title:	Chief Financial Officer

Signature Page to the Additional Secured Debt Designation

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

THE BANK OF NEW YORK MELLON, as Collateral Trustee

By:	/s/ Beata Hryniewicka
Name:	Beata Hryniewicka
Title:	Assistant Vice President

Signature Page to the Additional Secured Debt Designation

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